                                                                   EXHIBIT 99(d)


             RESTATED HISTORICAL CONSOLIDATED STATEMENTS OF INCOME



The following unaudited consolidated statements of income for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, and for each of the three month periods ended March 31, 1997, March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 have been prepared from the historical statements of Equifax Inc., but have been restated to show ChoicePoint as a discontinued operation. This financial data should be read in conjunction with the financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997.

                                                                  EXHIBIT 99(d)
                                 EQUIFAX INC.
                  RESTATED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

                                                                    Three months ended
                                             ----------------------------------------------------------------
(In thousands, except per share amounts)      3-31-97       3-31-96       6-30-96       9-30-96      12-31-96
----------------------------------------     --------      --------      --------      --------      --------
Operating revenue                            $312,062      $287,137      $300,812      $302,712      $332,137
                                             --------      --------      --------      --------      --------
Operating costs and expenses
    before unusual items                      243,515       230,147       238,657       235,412       251,681
Unusual items                                      -             -         10,313            -             -
                                             --------      --------      --------      --------      --------
Total costs and expenses                      243,515       230,147       248,970       235,412       251,681
                                             --------      --------      --------      --------      --------
Operating income                               68,547        56,990        51,842        67,300        80,456
Other income, net                                 372           376         9,036           754        12,234
Interest expense                                4,469         3,664         3,571         4,191         5,013
                                             --------      --------      --------      --------      --------
Income from continuing operations
    before income taxes                        64,450        53,702        57,307        63,863        87,677
Provision for income taxes                     25,909        21,293        22,722        25,322        40,115
                                             --------      --------      --------      --------      --------
Income from continuing operations              38,541        32,409        34,585        38,541        47,562

Income from discontinued operations,
   net of income taxes                          6,176         4,436         6,545         7,263         6,276
                                             --------      --------      --------      --------      --------
Net income                                   $ 44,717      $ 36,845      $ 41,130      $ 45,804      $ 53,838
                                             ========      ========      ========      ========      ========

Weighted average common shares outstanding    145,176       146,669       145,923       144,752       144,727

Per common share:
Income from continuing operations            $   0.27      $   0.22      $   0.24      $   0.27      $   0.33
Income from discontinued operations              0.04          0.03          0.04          0.05          0.04
                                             --------      --------      --------      --------      --------
Net income                                   $   0.31      $   0.25      $   0.28      $   0.32      $   0.37
                                             ========      ========      ========      ========      ========

                                                                  Exhibit 99(d)

                                 EQUIFAX INC.
                  RESTATED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

                                                                    Year ended December 31
                                             ------------------------------------------------------------------
(In thousands, except per share amounts)        1996           1995           1994          1993         1992
----------------------------------------     ----------     ----------      --------      --------     --------
Operating revenue                            $1,222,798     $1,105,309      $968,660      $813,235     $724,030
                                             ----------     ----------      --------      --------     --------
Operating costs and expenses
    before unusual items                        955,897        883,405       770,779       649,135      584,204
Unusual items                                    10,313         (9,243)            -        48,438            -
                                             ----------     ----------      --------      --------     --------
Total costs and expenses                        966,210        874,162       770,779       697,573      584,204
                                             ----------     ----------      --------      --------     --------
Operating income                                256,588        231,147       197,881       115,662      139,826
Other income, net                                22,400          7,335         8,643         3,881        7,474
Interest expense                                 16,439         15,342        12,986         8,742        3,031
                                             ----------     ----------      --------      --------     --------
Income from continuing operations
    before income taxes                         262,549        223,140       193,538       110,801      144,269
Provision for income taxes                      109,452         90,355        79,804        48,525       59,056
                                             ----------     ----------      --------      --------     --------
Income from continuing operations               153,097        132,785       113,734        62,276       85,213

Income from discontinued operations,
   net of income taxes                           24,520         14,865         6,612         1,239          133
                                             ----------     ----------      --------      --------     --------
Net income                                   $  177,617     $  147,650      $120,346      $ 63,515     $ 85,346
                                             ==========     ==========      ========      ========     ========

Weighted average common shares outstanding      145,518        151,357       148,608       150,114      163,918

Per common share:
Income from continuing operations            $     1.05     $     0.88      $   0.77      $   0.41     $   0.52
Income from discontinued operations                0.17           0.10          0.04          0.01         0.00
                                             ----------     ----------      --------      --------     --------
Net income                                   $     1.22     $     0.98      $   0.81      $   0.42     $   0.52
                                             ==========     ==========      ========      ========     ========